UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 4, 2010
(Date of earliest event reported: June 3, 2010)

Revlon, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 3, 2010, Revlon, Inc. (‘‘Revlon’’) held its 2010 Annual Stockholders' Meeting (the "Meeting") at which Revlon's stockholders: (i) approved the re-election of all of the 11 director nominees standing for re-election and named in Revlon's 2010 proxy statement, to serve as directors until the next annual stockholders' meeting and until such directors' respective successors are elected and shall have been qualified, consisting of:  Ronald O. Perelman, Alan S. Bernikow, Paul J. Bohan, Alan T. Ennis, Meyer Feldberg, David L. Kennedy, Debra L. Lee, Tamara Mellon, Richard J. Santagati, Barry F. Schwartz and Kathi P. Seifert; (ii) approved the Revlon Executive Incentive Compensation Plan (the "Plan") for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended; and (iii) ratified the selection by Revlon's Audit Committee of KPMG LLP ("KPMG") as Revlon's independent registered public accounting firm for 2010.

(1)  The following is a tabulation of the votes cast at the Meeting in respect to Proposal No. 1 (the election of Directors):

Proposal No. 1 – Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ronald O. Perelman	83,508,521	306,730	3,278,587
Alan S. Bernikow	83,548,769	266,482	3,278,587
Paul J. Bohan	83,550,907	264,344	3,278,587
Alan T. Ennis	83,550,031	265,220	3,278,587
Meyer Feldberg	83,508,326	306,925	3,278,587
David L. Kennedy	83,520,882	294,369	3,278,587
Debra L. Lee	83,467,813	347,438	3,278,587
Tamara Mellon	83,552,207	263,044	3,278,587
Richard J. Santagati	83,549,439	265,812	3,278,587
Barry F. Schwartz	81,695,762	2,119,489	3,278,587
Kathi P. Seifert	83,549,885	265,366	3,278,587

(2)  The following is a tabulation of the votes cast at the Meeting in respect to Proposal No. 2 (consideration of approving the Plan):

Proposal No. 2	Votes For	Votes Against	Abstentions	Broker Non-Votes
Plan Approval	81,952,225	1,852,563	10,463	3,278,587

(3)  The following is a tabulation of the votes cast at the Meeting in respect to Proposal No. 3 (consideration of ratifying the Audit Committee’s selection of KPMG as the Company’s independent registered public accounting firm for 2010):

Proposal No. 3*	Votes For	Votes Against	Abstentions
Ratification of Selection of KPMG LLP	86,749,241	325,347	19,250

* There were no broker non-votes with respect to the ratification of the Audit Committee’s selection of KPMG, as this was a "routine" proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

	By:	/s/ Michael T. Sheehan
Michael T. Sheehan
Senior Vice President, Deputy General
Counsel & Secretary

Date: June 4, 2010